                      CONSENT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors of
MML Bay State Life Insurance Company


We consent to the inclusion in Post-Effective Amendment No. 3 to the Registration Statement of MML Bay State Variable Annuity Separate Account 1 on Form N-4 (Registration No. 33-76920) of our report, which includes explanatory paragraphs relating to the use of statutory accounting practices, which practices are no longer considered to be in accordance with generally accepted accounting principles, and the change in our opinion for prior years, dated February 7, 1997 on our audits of the statutory financial statements of MML Bay State Life Insurance Company, and our report dated February 4, 1997 on our audits of MML Bay State Variable Annuity Separate Account 1. We also consent to the reference to our Firm under the caption "Independent Accountants" in the Statement of Additional Information.





Springfield, Massachusetts
April 25, 1997

                               POWER OF ATTORNEY

                  MML BAY STATE SEPARATE INVESTMENT ACCOUNTS
                  ------------------------------------------

The Undersigned, Lawrence V. Burkett, Jr., President, Chief Executive Officer and a member of the Board of Directors of MML Bay State Life Insurance Company ("MML Bay State"), does hereby constitute and appoint Thomas F. English, Richard
M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as President, Chief Executive Officer and a member of the Board of Directors of MML Bay State that said attorneys and agents may deem necessary or advisable to enable MML Bay State to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MML Bay State separate investment accounts (the "MML Bay State Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as President, Chief Executive Officer and a member of the Board of Directors of MML Bay State to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MML Bay State Separate Account, including but not limited to those listed below.


MML Bay State Variable Annuity Separate Account 1

MML Bay State Variable Life Separate Account I

MML Bay State Variable Life Separate Account II

MML Bay State Variable Life Separate Account III

MML Bay State Variable Life Separate Account IV

MML Bay State Variable Life Separate Account V


The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 26th day of February, 1997.


/s/ Lawrence V. Burkett, Jr.
-------------------------------       -----------------------------------
Lawrence V. Burkett, Jr.                             Witness
President, Chief Executive Officer
and Member, Board of Directors

                               POWER OF ATTORNEY

                  MML BAY STATE SEPARATE INVESTMENT ACCOUNTS


The Undersigned, John B. Davies, a member of the Board of Directors of MML Bay State Life Insurance Company ("MML Bay State"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MML Bay State that said attorneys and agents may deem necessary or advisable to enable MML Bay State to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MML Bay State separate investment accounts (the "MML Bay State Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MML Bay State to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MML Bay State Separate Account, including but not limited to those listed below.


MML Bay State Variable Annuity Separate Account 1

MML Bay State Variable Life Separate Account I

MML Bay State Variable Life Separate Account II

MML Bay State Variable Life Separate Account III

MML Bay State Variable Life Separate Account IV

MML Bay State Variable Life Separate Account V


The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set his hand this 25th day of February, 1997.


/s/ John B. Davies
----------------------------              ----------------------------
John B. Davies                                       Witness
Member, Board of Directors

                               POWER OF ATTORNEY

                  MML BAY STATE SEPARATE INVESTMENT ACCOUNTS
                  ------------------------------------------

The Undersigned, Maureen R. Ford, a member of the Board of Directors of MML Bay State Life Insurance Company ("MML Bay State"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as her true and lawful attorneys and agents.

The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MML Bay State that said attorneys and agents may deem necessary or advisable to enable MML Bay State to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MML Bay State separate investment accounts (the "MML Bay State Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on her behalf as a member of the Board of Directors of MML Bay State to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MML Bay State Separate Account, including but not limited to those listed below.


MML Bay State Variable Annuity Separate Account 1

MML Bay State Variable Life Separate Account I

MML Bay State Variable Life Separate Account II

MML Bay State Variable Life Separate Account III

MML Bay State Variable Life Separate Account IV

MML Bay State Variable Life Separate Account V

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set her hand this 28th day of February, 1997.


/s/ Maureen R. Ford
----------------------------            -------------------------------
Maureen R. Ford                                      Witness
Member, Board of Directors

                               POWER OF ATTORNEY

                  MML BAY STATE SEPARATE INVESTMENT ACCOUNTS
                  ------------------------------------------

The Undersigned, Anne Melissa Dowling, a member of the Board of Directors of MML Bay State Life Insurance Company ("MML Bay State"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as her true and lawful attorneys and agents.

The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MML Bay State that said attorneys and agents may deem necessary or advisable to enable MML Bay State to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MML Bay State separate investment accounts (the "MML Bay State Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on her behalf as a member of the Board of Directors of MML Bay State to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MML Bay State Separate Account, including but not limited to those listed below.


MML Bay State Variable Annuity Separate Account 1

MML Bay State Variable Life Separate Account I

MML Bay State Variable Life Separate Account II

MML Bay State Variable Life Separate Account III

MML Bay State Variable Life Separate Account IV

MML Bay State Variable Life Separate Account V

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set her hand this 6th day of March, 1997.


/s/ Anne Melissa Dowling
-----------------------------            ------------------------------
Anne Melissa Dowling                                 Witness
Member, Board of Directors

                               POWER OF ATTORNEY

                  MML BAY STATE SEPARATE INVESTMENT ACCOUNTS
                  ------------------------------------------

The Undersigned, Isadore Jermyn, Chairman of the Board of Directors of MML Bay State Life Insurance Company ("MML Bay State"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Chairman of the Board of Directors of MML Bay State that said attorneys and agents may deem necessary or advisable to enable MML Bay State to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MML Bay State separate investment accounts (the "MML Bay State Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Chairman of the Board of Directors of MML Bay State to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MML Bay State Separate Account, including but not limited to those listed below.


MML Bay State Variable Annuity Separate Account 1

MML Bay State Variable Life Separate Account I

MML Bay State Variable Life Separate Account II

MML Bay State Variable Life Separate Account III

MML Bay State Variable Life Separate Account IV

MML Bay State Variable Life Separate Account V

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set his hand this 25th day of February, 1997.


/s/ Isadore Jermyn
-------------------------------------       ------------------------------
Isadore Jermyn                                       Witness
Chairman of the Board of Directors

                               POWER OF ATTORNEY

                  MML BAY STATE SEPARATE INVESTMENT ACCOUNTS
                  ------------------------------------------

The Undersigned, John Miller, Jr., Second Vice President and Comptroller of MML Bay State Life Insurance Company ("MML Bay State"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Second Vice President and Comptroller of MML Bay State that said attorneys and agents may deem necessary or advisable to enable MML Bay State to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MML Bay State separate investment accounts (the "MML Bay State Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Second Vice President and Comptroller of MML Bay State to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MML Bay State Separate Account, including but not limited to those listed below.


MML Bay State Variable Annuity Separate Account 1

MML Bay State Variable Life Separate Account I

MML Bay State Variable Life Separate Account II

MML Bay State Variable Life Separate Account III

MML Bay State Variable Life Separate Account IV

MML Bay State Variable Life Separate Account V

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF the Undersigned has set his hand this 26th day of February, 1997.


/s/ John Miller, Jr.
-----------------------                ------------------------------
John Miller, Jr.                                     Witness
Second Vice President
and Comptroller

                               POWER OF ATTORNEY

                  MML BAY STATE SEPARATE INVESTMENT ACCOUNTS
                  ------------------------------------------


The Undersigned, Thomas J. Finnegan, Jr., a member of the Board of Directors of MML Bay State Life Insurance Company ("MML Bay State"), does hereby constitute and appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

The attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as a member of the Board of Directors of MML Bay State that said attorneys and agents may deem necessary or advisable to enable MML Bay State to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of MML Bay State separate investment accounts (the "MML Bay State Separate Accounts"). This power of attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as a member of the Board of Directors of MML Bay State to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any MML Bay State Separate Account, including but not limited to those listed below.

MML Bay State Variable Annuity Separate Account 1

MML Bay State Variable Life Separate Account I

MML Bay State Variable Life Separate Account II

MML Bay State Variable Life Separate Account III

MML Bay State Variable Life Separate Account IV

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 18th day of March, 1997.


/s/ Thomas J. Finnegan, Jr.
-----------------------------          -------------------------
Thomas J. Finnegan, Jr.                         Witness
Member, Board of Directors